Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Registrant Name	Ocean Rig UDW Inc.
Entity Central Index Key	0001447382
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well Known Seasoned Issuer	No
Entity Common Stock Shares Outstanding	131,696,928
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 250,878	$ 95,707
Restricted cash (Note 2)	57,060	512,793
Trade accounts receivable, net of allowance for doubtful receivables of $18,420 and $3,237	123,223	24,286
Financial instruments (Note 10)	0	1,538
Other current assets (Note 4)	89,424	37,682
Total current assets	520,585	672,006
FIXED ASSETS, NET:
Advances for rigs and drillships under construction (Note 5)	754,925	1,888,490
Drilling rigs, drillships, machinery and equipment, net (Note 6)	4,538,838	1,249,333
Total fixed assets, net	5,293,763	3,137,823
OTHER NON-CURRENT ASSETS:
Restricted cash (Note 2)	125,040	50,000
Intangible assets, net (Note 7)	9,062	10,506
Above-market acquired drilling contracts	0	1,170
Other non-current assets (Note 8)	66,905	472,193
Total other non-current assets, net	201,007	533,869
Total assets	6,015,355	4,343,698
CURRENT LIABILITIES:
Current portion of long-term debt (Note 9)	210,166	560,561
Accounts payable and other current liabilities	37,305	9,018
Accrued liabilities	104,633	45,631
Deferred revenue	43,898	40,205
Financial instruments (Note 10)	40,727	12,503
Total current liabilities	436,729	667,918
NON-CURRENT LIABILITIES:
Long-term debt, net of current portion (Note 9)	2,525,599	696,986
Financial instruments (Note 10)	52,025	96,901
Deferred tax liability (Note 16)	0	209
Other non-current liabilities (Note 11)	2,546	602
Total non-current liabilities	2,580,170	794,698
COMMITMENTS AND CONTINGENCIES (Note 18)	0	0
STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; nil and 500,000,000 shares authorized at December 31, 2010 and 2011, nil issued and outstanding at December 31, 2010 and 2011, respectively	0	0
Common stock, $0,01par value; 250,000,000 and 1,000,000,000 shares authorized, at December 31, 2010 and 2011, 131,696,928 issued and outstanding at December 31, 2010 and 2011 respectively (Note 12)	1,317	1,317
Additional paid-in capital	3,469,924	3,457,444
Accumulated other comprehensive loss (Note 13)	(51,126)	(60,722)
Accumulated Deficit	(421,659)	(516,957)
Total stockholders' equity	2,998,456	2,881,082
Total liabilities and stockholders' equity	$ 6,015,355	$ 4,343,698

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Allowance for doubtful receivables	$ 18,420	$ 3,237
Preferred stock par value	$ 0.01	$ 0.01
Preferred stock shares authorized	500,000,000	0
Preferred stock shares issued	0	0
Preferred stock shares outstanding	0	0
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000,000,000	250,000,000
Common stock shares issued	131,696,928	131,696,928
Common stock shares outstanding	131,696,928	131,696,928

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES:
Leasing revenue	$ 112,118	$ 141,211	$ 223,774
Service revenue	587,531	264,501	164,348
Total Revenues	699,649	405,712	388,122
OPERATING EXPENSES:
Drilling rigs and drillships operating expenses (Note 14)	281,833	119,369	133,256
Depreciation and amortization	162,532	75,092	75,348
Loss on asset sales	754	1,458	0
General and administrative expenses	37,639	19,443	17,955
Operating income	216,891	190,350	161,563
OTHER INCOME / (EXPENSES):
Interest and finance costs (Note 15)	(68,982)	(8,418)	(46,120)
Interest income	9,810	12,464	6,259
Gain/(loss) on interest rate swaps (Note 10)	(33,455)	(40,303)	4,826
Other, net (Note 10)	(1,538)	1,104	2,023
Total expenses, net	(94,165)	(35,153)	(33,012)
INCOME /(LOSS) BEFORE INCOME TAXES	122,726	155,197	128,551
Income taxes (Note 16)	(27,428)	(20,436)	(12,797)
NET INCOME	$ 95,298	$ 134,761	$ 115,754
EARNINGS PER COMMON SHARE, BASIC AND DILUTED	$ 0.72	$ 1.3	$ 1.12
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, BASIC AND DILUTED	131,696,928	103,908,279	103,125,500

Consolidated Statements of Comprehensive Income/ (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Comprehensive Income/ (Loss)
Net Income	$ 95,298	$ 134,761	$ 115,754
Other Comprehensive income/(loss:)
Unrealized interest rate swap gains/(losses)	3,272	(5,495)	16,140
Realized loss on cash flow hedges associated with capitalized interest	(3,272)	(21,523)	(6,253)
Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations	722	0	0
Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	9,816	0	0
Actuarial gains/(losses)	(942)	424	570
Other comprehensive income/(loss)	9,596	(26,594)	10,457
Comprehensive income	$ 104,894	$ 108,167	$ 126,211

Consolidated Statement of Stockholders Equity (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive (Loss)	Accumulated Deficit
BALANCE, at Dec. 31, 2008	$ 23,631	$ 10	$ 835,678	$ (44,585)	$ (767,472)
Shares Issued, Balance at Dec. 31, 2008		103,125,500
Net income	115,754				115,754
Other comprehensive income/(loss)	10,457			10,457
Contribution of net assets in Drillships Investments Inc	439,900		439,900
Cancellation of shares in relation to acquisition of Drillship Holding	(3)	(3)
Cancellation of shares in relation to acquisition of Drillship Holding (number of shares)		(25,781,375)
Acquisition of Drillship Holding	358,003	3	358,000
Acquisition of Drillship Holding (number of shares)		25,781,375
Capital contribution of oceanrig Inc.	753,375		753,375
BALANCE, at Dec. 31, 2009	1,701,117	10	2,386,953	(34,128)	(651,718)
Shares Issued, Balance at Dec. 31, 2009		103,125,500
Net income	134,761				134,761
Other comprehensive income/(loss)	(26,594)			(26,594)
Capital contribution of oceanrig Inc.	583,497		583,497
Share dividend		1,021	(1,021)
Private placement	488,301	286	488,015
Private placement (number of shares)		28,571,428
BALANCE, at Dec. 31, 2010	2,881,082	1,317	3,457,444	(60,722)	(516,957)
Shares Issued, Balance at Dec. 31, 2010		131,696,928
Net income	95,298				95,298
Other comprehensive income/(loss)	9,596			9,596
Capital contribution of oceanrig Inc.	12,480		12,480
BALANCE, at Dec. 31, 2011	$ 2,998,456	$ 1,317	$ 3,469,924	$ (51,126)	$ (421,659)
Shares Issued, Balance at Dec. 31, 2011		131,696,928

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities:
Net Income	$ 95,298	$ 134,761	$ 115,754
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	162,532	75,092	75,348
Loss from disposal of assets	754	1,458	0
Commitments fees on undrawn line of credit	0	6,375	4,300
Amortization of deferred financing fees	23,008	0	10,973
Net amortization of fair value of acquired drilling contracts	1,170	1,222	(14,597)
Amortization of cash flow hedge reserve	9,816	(21,523)	(6,253)
Interest income on restricted cash related to drillships	(4,318)	(6,205)	(3,837)
Change in fair value of derivatives	(15,114)	33,119	31,654
Other non cash items	7,587	0	0
Changes in operating assets and liabilities:
Trade accounts receivable	(98,937)	41,200	(23,626)
Other current assets	(48,409)	(4,863)	(17,521)
Deferred taxes	(209)	209	0
Accounts payable	24,699	(7,402)	6,147
Due to related parties	0	0	48,110
Other current liabilities	3,588	(1,988)	(3,207)
Pension Liability	1,002	1,416	(142)
Accrued liabilities	59,002	5,022	1,940
Deferred revenue	3,693	1,805	26,732
Payment / Return of margin call for derivatives	45,500	(37,900)	(40,700)
Net Cash Provided by Operating Activities	270,662	221,798	211,075
Cash Flows from Investing Activities:
Advances for drilling rigs under construction	(1,864,862)	(705,022)	(130,832)
Down payment for drilling rigs under construction and other improvements	0	(294,569)	0
Drillship options	0	(99,024)	0
Drilling rigs, equipment and other improvements	(78,480)	(6,834)	(14,152)
Sale of fixed assets	12	0	0
Increase/ (Decrease) in Restricted Cash	385,011	(335,898)	(185,565)
Rig upgrades	(3,182)	0	0
Cash from acquisition of drillships	0	0	183,770
Net Cash Used in Investing Activities	(1,561,501)	(1,441,347)	(146,779)
Cash Flows from Financing Activities:
Capital contribution by oceanrig Inc	0	540,321	753,375
Net proceeds from the issuance of common shares	0	488,301	0
Proceeds from short/ long-term credit facility	2,420,476	308,250	150,000
Proceeds from intercompany loan	175,500	0	0
Principal payments and repayments of short/ long-term debt	(926,666)	(247,717)	(1,005,052)
Repayment of intercompany loan	(175,500)	0	0
Payment of financing costs	(47,800)	(8,094)	(1,364)
Net Cash Provided by/(used in) Financing Activities	1,446,010	1,081,061	(103,041)
Net increase/ (decrease) in cash and cash equivalents	155,171	(138,488)	(38,745)
Cash and cash equivalents at beginning of years	95,707	234,195	272,940
Cash and cash equivalents at end of years	250,878	95,707	234,195
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest, net of amount capitalized	32,164	43,203	51,093
Income taxes	$ 23,199	$ 19,803	$ 13,233

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2011
Basis of Presentation and General Information
Basis of Presentation and General Information Disclosure

1. Basis of Presentation and General Information:

The accompanying consolidated financial statements include the accounts of Ocean Rig UDW Inc. and its subsidiaries (collectively, the "Company," "Ocean Rig UDW" or "Group"). Ocean Rig UDW was formed on December 10, 2007 under the laws of the Republic of the Marshall Islands under the name Primelead Shareholders Inc. The Company was established by DryShips Inc. (Dryships) for the purpose of being the holding company of its drilling rig segment. Dryships is a publicly listed company on the NASDAQ exchange (ticker symbol 'DRYS'). In 2007, DryShips through its subsidiary, Primelead Limited of Cyprus (Primelead), purchased approximately 30% of the shares in Ocean Rig ASA. In 2008, the remaining shares in Ocean Rig ASA were acquired and Ocean Rig ASA was delisted from the Oslo Stock Exchange. Ocean Rig UDW Inc. acquired all of the outstanding shares of Primelead in December 2007 in a reverse acquisition transaction under common control, which was accounted for as a pooling of interests. On November 24, 2010, Ocean Rig UDW established an office and was registered with the Cyprus Registrar of Companies as an overseas company. On October 6, 2011, the Company's common shares commenced "regular way" trading on the NASDAQ Global Select Market under the ticker symbol "ORIG."

The Company's customers are oil and gas exploration and production companies, including major integrated oil companies, independent oil and gas producers and government-owned oil and gas companies. Customers individually accounting for more than 10% of the Company's revenues during the years ended December 31, 2009, 2010 and 2011, were as follows:

	Year ended December 31,
	2009	2010	2011

Customer A	62%	57%	36%
Customer B	-	43%	18%
Customer C	38%	-	-
Customer D	-	-	33%
Customer E	-	-	13%

The loss of any of these significant customers could have a material adverse effect on the Company's results of operations if they were not replaced by other customers.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies (Abstract)
Significant Accounting Policies

2. Significant Accounting policies:

(a) Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and include the accounts and operating results of Ocean Rig UDW Inc. and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Where necessary, comparatives have been reclassified to conform to changes in presentation in the current year.

(b) Intangible assets:

The Company's finite-lived acquired intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired drilling contracts	Over remaining contract term
Fair value of below market acquired drilling contracts	Over remaining contract term

In accordance with guidance related to Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the potential impairment of finite-lived acquired intangible assets when there are indicators of impairment. The finite-lived intangibles are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable based on estimates of future undiscounted cash flows. In the event of impairment, the asset is written down to its fair value. An impairment loss, if any, is measured as the amount by which the carrying amount of the asset exceeds its fair value. For finite-lived intangible assets, no impairment was recognized during any period presented.

(c) Use of Estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Comprehensive Income: The Company's comprehensive income is comprised of net income, actuarial gains/losses related to the adoption and implementation of ASC 715, "Compensation-Retirement Benefits", as well as losses in the fair value of the derivatives that qualify for hedge accounting in accordance with ASC 815 "Derivatives and Hedging" and realized gains/losses on cash flow hedges associated with capitalized interest in accordance with ASC 815-30-35-38 "Derivatives and Hedging".

(e) Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

(f) Restricted Cash: Restricted cash may include (i) retention accounts which can only be used to fund the loan installments coming due; (ii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company's loan agreements; (iii) taxes withheld from employees and deposited in designated bank accounts; (iv) amounts pledged as collateral for bank guarantees to suppliers and (v) amounts pledged as collateral for credit facilities.

(g) Trade Accounts Receivable net: The amount shown as accounts receivable, trade, at each balance sheet date, includes receivables from customerrs for drilling rigs and drillships, net of a allowance for doubtful receivables. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate allowance for doubtful receivables.

(h) Concentration of Credit Risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents; trade accounts receivable and derivative contracts (interest rate swaps and foreign currency contracts). The maximum exposure to loss due to credit risk is the book value at the balance sheet date. The Company places its cash and cash equivalents, consisting mostly of bank deposits, with qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties. When considered necessary, additional arrangements are put in place to minimize credit risk, such as letters of credit or other forms of payment guarantees. The Company limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customer's financial condition and generally does not require collateral for its trade accounts receivable.

The Company has made advances for the construction of drillships to Samsung Heavy Industries ("Samsung"). The ownership of the drillships is transferred from the yard to the Company at delivery. The credit risk of the advances is, to a large extent, reduced through refund guarantees issued by banks. As of December 31, 2011, cumulative installment payments made to Samsung amounted to approximately $726,681 for the three units under construction. These installment payments are, to a large extent, secured with irrevocable letters of guarantee, covering pre-delivery installments if the contract is rescinded in accordance with the terms of the contract. The irrevocable letters of guarantee are issued by financial institutions.

(i) Advances for rigs and drillships under construction: This represents amounts expended by the Company in accordance with the terms of the construction contracts for drillships as well as with a related party in connection with on site supervision. In addition, interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. The carrying value of drilling rigs and drillships under construction ("Newbuildings") represents the accumulated costs at the balance sheet date. Cost components include payments for yard installments and variation orders, commissions to related party, construction supervision, equipment (OFE's), spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. No charge for depreciation is made until commissioning of the newbuilding has been completed and it is ready for its intended use.

(j) Capitalized interest: Interest expense is capitalized during the construction period of rigs and drillships based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying an interest rate ("the capitalization rate") to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company. Capitalized interest expense for the years ended December 31, 2009, 2010 and 2011 amounted to $24,457, $35,780 and $57,761, respectively (Note 15).

(k) Insurance Claims: The Company records insurance claim recoveries for insured losses incurred on damages to fixed assets and for insured crew medical expenses under 'Other current assets'. Insurance claims are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

(l) Foreign Currency Translation: The functional currency of the Company is the U.S. Dollar since the Company operates in international drilling markets, and therefore primarily transacts business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in "General and administrative expenses" in the accompanying consolidated statements of operations.

(m) Drilling Rigs, drillships, machinery and equipment, net:

(i) Drilling rigs and drillships are stated at historical cost less accumulated depreciation. Such costs include the cost of adding or replacing parts of drilling rig or drillship machinery and equipment when the cost is incurred, if the recognition criteria are met. The recognition criteria require that the cost incurred extends the useful life of a drilling rig or drillship. The carrying amounts of those parts that are replaced are written off and the cost of the new parts is capitalized. Depreciation is calculated on a straight- line basis over the useful life of the assets after considering the estimated residual value as follows: bare deck 30 years and other asset parts 5 to 15 years for the drilling rigs and drillships. The residual values of the drilling rigs and drillships are estimated at $35 million and $50 million, respectively.

(ii) IT and office equipment are recorded at cost and are depreciated on a straight-line basis over 5 years.

(n) Fair value of above/below market acquired drilling contracts: In a business combination, the Company identifies assets acquired or liabilities assumed and records all such identified assets or liabilities at fair value. Favorable or unfavorable drilling contracts exist when there is a difference between the contracted dayrate and the dayrates prevailing at the acquisition date. The amount to be recorded as an asset or liability at the acquisition date is based on the difference between the then-current fair values of a contract with similar characteristics as the contract assumed and the net present value of future contractual cash flows from the drilling contract assumed. When the present value of the contract assumed is greater than the then-current fair value of such contract, the difference is recorded as "Fair value of above market acquired drilling contracts" When the opposite situation occurs, the difference is recorded as "Fair value of below-market acquired drilling contracts" Such assets and liabilities are amortized as a reduction of or an increase in "Other revenue," over the period of the drilling contracts assumed.

(o) Impairment of Long-Lived Assets: The Company reviews for impairment long-lived assets and intangible long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on a rig by rig and drillship by drillship and asset by asset basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and the fair value of the asset. The Company evaluates the carrying amounts of its drilling rigs and drillships by obtaining independent appraisals to determine if events have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, drilling rig/drillships sales and purchases, business plans and overall market conditions. In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the drilling rigs and drillships future performance, with the significant assumptions being related to drilling rates, fleet utilization, operating expenses, capital expenditures, residual value and the estimated remaining useful life of each rig/drillship. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. To the extent impairment indicators are present, the Company determines undiscounted projected net operating cash flows for each rig/drillship and compares them to the rig or drillship's carrying value. The projected net operating cash flows are determined by considering the revenues from existing drilling contracts. The salvage value used in the impairment test is estimated to be $35 million and $50 million for drilling rigs and drillships respectively in accordance with the Company's depreciation policy. If the Company's estimate of undiscounted future cash flows for any drilling rig or drillship is lower than the carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value if the fair market value is lower than the vessel's carrying value. The Company's analysis for the year ended December 31, 2011, which also involved sensitivity tests on the drilling rates and fleet utilization (being the most sensitive inputs to variances), allowing for variances ranging from 97.5% to 92.5%, indicated no impairment on any of its drilling rigs or drillships. Although the Company believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long drilling rates and drilling rigs or drillship values will remain at their currently high levels. As a result of the impairment review, the Company determined that the carrying amounts of its assets held for use were recoverable, and therefore, concluded that no impairment loss was necessary for 2009, 2010 and 2011.

(p) Class costs: The Company follows the direct expense method of accounting for periodic class costs incurred during special surveys of drilling rigs and drillships, normally every five years. Class costs and other maintenance costs are expensed in the period incurred and included in operating expenses.

(q) Deferred Financing Costs: Deferred financing costs include fees, commissions and legal expenses associated with the Company's long- term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest expense. Unamortized fees relating to loans repaid or refinanced as debt extinguishments are expensed as interest and finance costs in the period the repayment or extinguishment is made. Amortization and write offs for each of the years ended December 31, 2009, 2010 and 2011 amounted to $4,704, $5,078 and $23,008, respectively (Note 15).

(r) Revenue and Related Expenses:

Revenues: The Company's services and deliverables are generally sold based upon contracts with customers that include fixed or determinable prices. The Company recognizes revenue when delivery occurs, as directed by its customer, or the customer assumes control of physical use of the asset and collectability is reasonably assured. The Company evaluates if there are multiple deliverables within its contracts and whether the agreement conveys the right to use the drill rigs and drillships for a stated period of time and meet the criteria for lease accounting, in addition to providing a drilling services element, which are generally compensated for by day rates. In connection with drilling contracts, the Company may also receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to the drilling rigs or drillships and day rate or fixed price mobilization and demobilization fees. Revenues are recorded net of agents' commissions. There are two types of drilling contracts: well contracts and term contracts.

(i) Well contracts: Well contracts are contracts under which the assignment is to drill a certain number of wells. Revenue from day-rate based compensation for drilling operations is recognized in the period during which the services are rendered at the rates established in the contracts. All mobilization revenues, direct incremental expenses of mobilization and contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization revenues and expenses are recognized over the demobilization period. All revenues for well contracts are recognized as "Service revenues" in the statement of operations.

(ii) Term contracts: Term Contracts are contracts under which the assignment is to operate the unit for a specified period of time. For these types of contracts the Company determines whether the arrangement is a multiple element arrangement containing both a lease element and drilling services element. For revenues derived from contracts that contain a lease, the lease elements are recognized as "Leasing revenues" in the statement of operations on a basis approximating straight line over the lease period. The drilling services element is recognized as "Service revenues" in the period in which the services are rendered at estimated fair value. Revenues related to the drilling element of mobilization and direct incremental expenses of drilling services are deferred and recognized over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization fees and expenses are recognized over the demobilization period. Contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling contract.

(s) Earnings per Common Share: Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised.

(t) Segment reporting: The Company has determined that it operates in one reportable segment, the offshore drilling operations.

(u) Financial Instruments: The Company designates its derivatives based upon guidance on ASC 815, "Derivatives and Hedging" which establishes accounting and reporting requirements for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The guidance on accounting for certain derivative instruments and certain hedging activities requires all derivative instruments to be recorded on the balance sheet as either an asset or liability measured at its fair value, with changes in fair value recognized in earnings unless specific hedge accounting criteria are met.

(i)       Hedge Accounting: At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge. The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows

The effective portion of the gain or loss on the hedging instrument is recognized directly as a component of "Accumulated other comprehensive income" in equity, while any ineffective portion, if any, is recognized immediately in current period earnings.

The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in the statement of operations. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

(ii)       Other Derivatives: Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in current period earnings.

(v) Fair Value Measurements: The Company follows the provisions of ASC 820, "Fair Value Measurements and Disclosures" which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy (Note 10).

(w) Income Taxes: Income taxes have been provided for based upon the tax laws and rates in effect in the countries in which the Company's operations are conducted and income is earned. There is no expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes because the countries in which the Company operates have taxation regimes that vary not only with respect to the nominal rate, but also in terms of the availability of deductions, credits and other benefits. Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable jurisdictional tax rates in effect at the year end. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense.

(x) Pension and retirement benefit obligation: The Company has eight retirement benefit plans, of which five are managed and funded through Norwegian life insurance companies and three through international life insurance companies. The projected benefit obligations are calculated based on the projected unit credit method and compared with the fair value of pension assets.

Because a significant portion of the pension liability will not be paid until well into the future, numerous assumptions have to be made when estimating the pension liability at the balance sheet date. The assumptions may be split into two categories; actuarial assumptions and financial assumptions. The actuarial assumptions are unbiased, mutually compatible and represent the Company's best estimates of the variables. The financial assumptions are based on market expectations at the balance sheet date, for the period over which the obligations are to be settled. Due to the long-term nature of the pension obligations, they are discounted to present value.

The funded status or net amount of the projected benefit obligation and pension asset (net pension liability or net pension asset) of each of its defined benefit plans, is recorded in the balance sheet under the captions "Other non-current liabilities" and "Other non-current assets" with an offsetting amount in "Accumulated other comprehensive income" for any amounts of actuary gains of losses or prior service cost that has not been amortized to income.

Net pension costs (benefit earned during the period including interest on the projected benefit obligation, less estimated return on pension assets and amortization of accumulated changes in estimates) are included in "General and administrative expenses" and "Drilling rigs and drillships operating expenses". Actuarial gains and losses are recognized as income or expense when the net cumulative unrecognized actuarial gains and losses for each individual plan at the end of the previous reporting year exceed 10% of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected average remaining working lives of the employees participating in the plans.

(y) Commitments and Contingencies: Provisions are recognized when: the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and a reliable estimate of the amount of the obligation can be made. Provisions are reviewed at each balance sheet date.

(z) Recent accounting pronouncements: In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification ("ASC") 820, "Fair Value Measurements", ("ASC 820"), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the ASC 820 disclosure requirements, particularly for Level 3 fair value measurements. ASU 2011-04 will be effective for the Company's fiscal year beginning January 1, 2012. The adoption of ASU 2011-04 is not expected to have a material effect on the Company's consolidated financial statements, but may require certain additional disclosures.

In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income, Presentation of Comprehensive Income (Topic 220)", which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220, "Comprehensive income", and requires entities to report components of comprehensive income in either (i) a continuous statement of comprehensive income or (ii) two separate but consecutive statements. Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments in this ASU should be applied retrospectively and they are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The amendments in this ASU have been adopted by the Company in the accompanying consolidated financial statements and, as a result, the consolidated financial statements for the years ended December 31, 2009 and 2010 were revised to include a separate statement of comprehensive income and to exclude the components of other comprehensive income from the statement of stockholders' equity.

In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about offsetting Assets and Liabilities". The objective of this update is to provide enhanced disclosures that will enable financial statements' users to evaluate the effect or potential effect of netting arrangements on an entity's financial position. This includes the effect or potential effect of rights of setoff associated with an entity's recognized assets and recognized liabilities within the scope of this ASU. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. The amendments in this update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The provisions of ASU 2011-11 are not expected to have a material impact on the Company's consolidated financial statements.

In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standard Update No 2011-05". The amendments in this ASU supersede certain pending paragraphs in ASU 2011-05, to effectively defer the requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. Companies are still required to present reclassifications out of accumulated other comprehensive income on the face of the financial statements or disclose those amounts in the notes to the financial statements.

Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties
Transactions with Related Parties

3. Transactions with Related Parties:

Acquisition of Drillship Hulls 1837 and 1838 (subsequently named Ocean Rig Corcovado and Ocean Rig Olympia)

On October 3, 2008, the Company entered into a share purchase agreement with certain unrelated parties and certain entities affiliated with the Chairman and Chief Executive Officer of DryShips to acquire entities that owned the new build contracts for the drillship Hulls 1837 and 1838, along with the associated debt, included in Drillships Holdings Inc. ("Drillships Holdings") being the holding company of the owning companies of Ocean Rig Corcovado and Ocean Rig Olympia. On May 15, 2009, the transaction closed. Since the investment did not meet the definition of a business, it was accounted for as a net asset acquisition on the closing date. As consideration for this asset acquisition, Ocean Rig UDW cancelled 25% of the shares held by DryShips as of May 15, 2009 and simultaneously reissued the same number of shares to the sellers. Consequently, following this transaction the sellers held shares equal to 25% of the Company's total issued and outstanding common shares. The value of the shares issued was determined based on the fair value of the net assets acquired of $358,000 and was recorded as an increase in the paid in capital in stockholders' equity. The fair values of individual assets and liabilities acquired by the Company were as follows:

Amount
Contracts for construction of drillship Hulss 1837 and 1838	625,400
Cash deposits	200
Debt assumed	(259,900)
Other liabilities	(7,700)
Net assets acquired	$358,000

Acquisition of Drillship Hulls 1865 and 1866 (subsequently named Ocean Rig Poseidon and Ocean Rig Mykonos)

On March 5, 2009, DryShips contributed to the Company the newbuilding contracts for drillship Hulls 1865 and 1866 and other associated assets and debt included in Drillships Investments Inc. Since this transfer did not meet the definition of a business, it was not accounted for as an exchange of a business under common control. Therefore, it was accounted for prospectively as a net asset acquisition under common control and the assets acquired and liabilities assumed were recorded at the historical cost of DryShips in the period in which the transfer occurred. The contribution of shares was recorded as an increase in paid in capital in stockholders' equity at the historical cost of net assets of $439,900.

The carryover basis of individual assets and liabilities received by the Company were the construction contracts for Hulls 1865 and 1866 at an aggregate of $ 422,100, cash deposits of $183,500, other receivables of $40,700, intercompany receivables of $1,300, bank borrowings of $161,900, other liabilities of $100 and financial instruments with a negative fair value of $45,700.

Drillship Management Agreements with Cardiff Marine Inc. ("Cardiff"): Cardiff engages primarily in the management of ocean-going vessels, including but not limited to vessels owned by DryShips. Cardiff is beneficially majority-owned by the Chairman and Chief Executive Officer of DryShips, Mr. George Economou. As the Company's Chairman and Chief Executive Officer and principal shareholder of Dryships, with a 14.1% shareholding, George Economou has the ability to exert influence over the operations of the Company. Effective December 21, 2010, the Company terminated its management agreements with Cardiff pursuant to which Cardiff provided supervisory services in connection with the construction of the drillships Ocean Rig Corcovado and Ocean Rig Olympia. The Company had paid Cardiff a management fee of $40 per month per drillship for Ocean Rig Corcovado and Ocean Rig Olympia. The management agreements also provided for: (i) a chartering commission of 1.25% on revenue earned; (ii) a commission of 1% on the shipyard payments or purchase price paid for drillships; (iii) a commission of 1% on loan financing or refinancing; and (iv) a commission of 2% on insurance premiums. These agreements were replaced by Vivid Finance Limited and Global service agreements discussed below; however all obligations to pay for services to be rendered in connection with the delivery of Ocean Rig Corcovado and Ocean Rig Olympia prior to termination remain in full effect. During the years ended December 31, 2009, 2010 and 2011, total charges from Cardiff under the management agreements amounted to $1.9 million, $4.0 million and $5.8 million, respectively. All incurred costs from management service agreements are directly attributable to the construction of the drillships and are capitalized as a component of "Advances for rigs and drillships under construction".

Global Services Agreement: On December 1, 2010, DryShips entered into a Global Services Agreement with Cardiff, effective December 21, 2010, pursuant to which DryShips has engaged Cardiff to act as consultant on matters of chartering and sale and purchase transactions for the offshore drilling units operated by the Company. Under the Global Services Agreement, Cardiff, or its subcontractor, (i) provides consulting services related to identifying, sourcing, negotiating and arranging new employment for offshore assets of the Company and its subsidiaries, including the Company's drilling units; and (ii) identifies, sources, negotiates and arranges the sale or purchase of the offshore assets of the Company and its subsidiaries, including the Company's drilling units. In consideration of such services, DryShips pays Cardiff a fee of 1.0% in connection with employment arrangements and 0.75% in connection with sale and purchase activities. For the year ended December 31, 2011 the Company incurred a cost of $7,251 related to the Global Services Agreement of which $2,357 is related to employment arrangements and $4,894 to sale and purchase activities. The Company does not pay for services provided in accordance with this agreement since equal equity contributions are made by DryShips. Costs from the Global Services Agreement are expensed in the consolidated statement of operations or capitalized as a component of "Advances for rigs and drillships under construction" being a directly attributable cost to the construction, as applicable, and as a shareholders' contribution to capital (additional paid-in capital).

Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010 between Dryships and Vivid Finance Limited ("Vivid"), a company controlled by the Chairman, President and Chief Executive Officer of DryShips, Mr. George Economou, Vivid provides the Company with financing-related services such as (i) negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, (ii) renegotiating existing loan facilities and other debt instruments and (iii) the raising of equity or debt in the capital markets. In exchange for its services, Vivid is entitled to a fee equal to 0.20% on the total transaction amount. The consultancy agreement has a term of five years and may be terminated (i) at the end of its term unless extended by mutual agreement of the parties; (ii) at any time by the mutual agreement of the parties; and (iii) by DryShips after providing written notice to Vivid at least 30 days prior to the actual termination date. The Company does not pay for services provided in accordance with this agreement, DryShips pays for the services. Accordingly, these expenses are recorded in the consolidated statement of operations (or as otherwise required by US GAAP) and as a shareholders contribution to capital (additional paid-in capital). During the years ended December 31, 2009, 2010 and 2011, total charges from Vivid under the agreement amounted to nil, $1.0 million and $5.2 million, respectively.

Private offering

A company controlled by Dryships' Chairman, President and Chief Executive Officer, Mr. George Economou, purchased 2,869,428 common shares, or 2.38% of the Company's outstanding common shares, in the private offering that was completed on December 21, 2010. The offering price was $17.50 per share. The price per share paid was the same as that paid by other investors taking part in the private offering.

Novation of drillship options agreement from DryShips

On November 22, 2010, DryShips entered into an option contract with Samsung for the construction of up to four ultra-deepwater drillships. The new orders were "sister-ships" to the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos and had the same specifications as the Ocean Rig Poseidon. Each of the four options to build a drillship were to be exercised on or prior to November 22, 2011 with drilling rigs deliveries ranging from 2013 until 2014 depending on when the options were exercised (Note 5). The agreement included a non-refundable slot reservation fee of $24.8 million per drillship, which was paid by DryShips, and was applied towards the drillship contract price if the options were exercised. This agreement was novated to the Company by DryShips on December 30, 2010 at a cost of $99.0 million.

Intercompany loan

During March and April 2011, the Company borrowed an aggregate of $175.5 million, without interest, from DryShips through shareholder loans for capital expenditures and general corporate purposes. On April 20, 2011, these intercompany loans were repaid.

Legal services

Mr. Savvas D. Georghiades, a member of the Company's board of directors, provides legal services to the Company and to its predecessor, Primelead Limited through his law firm, Savvas D. Georghiades, Law Office. In the years ended December 31, 2010 and December 31, 2011, the Company and Primelead Limited expensed and paid fees amounting to Euro 94,235 ($125 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) and Euro 47,390 ($61 based on the Euro/U.S. Dollar exchange rate at December 31, 2010), respectively for the legal services provided by Mr. Georghiades.

Other Current assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Current assets
4. Other Current assets

The amount of other current assets shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31,
	2010	2011
Inventories……………………………………………...	$110	$10,706
Deferred mobilization expenses…………………………	22,144	62,228
Prepayments and advances…………………………….	12,312	11,521
Other…………………………………………………...	3,116	4,969
	$37,682	$89,424

Advances for Rigs and Drillships under Construction	12 Months Ended
Dec. 31, 2011
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Vessels and Rigs under Construction and Acquisitions Disclosure

5. Advances for rigs and drillships under construction:

The amounts shown in the accompanying consolidated balance sheets include milestone payments under the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2. For the years ended December 31, 2010 and 2011 the movement of the advances for drillships under construction and acquisitions was as follows:

	December 31,	December 31,
	2010	2011
Balance at beginning of year	$1,178,392	$1,888,490
Advances for drillships under construction and related costs	710,098	2,238,591
Drillships delivered	0	(3,372,156)
Balance at end of year	$1,888,490	$754,925

On January 3, March 30, July 28 and September 30, 2011, the Company took delivery of its newbuilding drillships, Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, respectively.

On April 18, April 27 and June 23, 2011, pursuant to the drillship master agreement discussed in Note 8, the Company exercised three of its four newbuilding drillship options under its contract with Samsung, dated November 22, 2010 and entered into shipbuilding contracts for three seventh generation ultra-deepwater drillships, namely NB#1, NB#2 and NB#3, for a total contractual cost of approximately $608,000, per drillship. To date the Company paid $726,681 to the shipyard in connection with the exercise of these options. Delivery of these hulls is scheduled for July 2013, September 2013 and November 2013, respectively.

Drilling Rigs, Drillships, Machinery and Equipment	12 Months Ended
Dec. 31, 2011
Vessels, Drilling Rigs, Drillships, Machinery And Equipment [Abstract]
Vessels, Drilling Rigs, Drillships, Machinery And Equipment
6. Drilling rigs, drillships, machinery and equipment, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2009	1,436,082	(118,476)	1,317,606
Additions	6,835	0	6,835
Disposals	(2,800)	1,342	(1,458)
Depreciation	0	(73,650)	(73,650)
Balance December 31, 2010	$1,440,117	$(190,784)	$1,249,333
Additions	78,480	0	78,480
Transfer from drillships under construction	3,372,156		3,372,156
Disposals	(1,147)	381	(766)
Depreciation	0	(160,365)	(160,365)
Balance December 31, 2011	$4,889,606	$(350,768)	$4,538,838

As of December 31, 2011, all of the Company’s operating drilling rigs and drillships, have been pledged as collateral to secure the bank loans (Note 9).

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets and Liabilities [Abstract]
Intangible Assets and Liabilities

7. Intangible Assets and Liabilities:

The Company's identified finite-lived intangible assets associated with trade names and software are being amortized over their useful lives. Trade names and software are included in "Intangible assets, net" in the accompanying consolidated balance sheets net of accumulated amortization.

						Amortization Schedule
	Balance as of December 31, 2010	Amortization for the year ended December 31, 2011	Balance as of December 31, 2011	2012	2013	2014	2015	2016 and thereafter

Trade names	$6,390	($878)	$5,512	($877)	($877)	($877)	($877)	($2,004)
Software	4,116	(566)	3,550	(566)	(566)	(566)	(566)	(1,286)

Total Intangible Assets, net	$10,506	($1,444)	$9,062	($1,443)	($1,443)	($1,443)	($1,443)	($3,290)

Other non current assets	12 Months Ended
Dec. 31, 2011
Other Non Current Assets Disclosure
Other Non Current Assets Disclosure

8. Other non current assets:

The amount of the other non-current assets shown in the accompanying consolidated balance sheets is as follows:

	December 31,	December 31,
	2010	2011
Security deposits for derivatives	$78,600	$$33,100
Delivery payment for drillship	294,569	-
Option for construction of drillships	99,024	24,756
Other	-	9,049
Total	$472,193	$66,905

As of December 31, 2010, security deposits of $39,500 and $39,100 for the Ocean Rig Poseidon and the Ocean Rig Mykonos, respectively, were paid and recorded as "Other non-current assets" in the accompanying consolidated balance sheet as of December 31, 2010. As of December 31, 2011, security deposits of $33,100 for the Ocean Rig Poseidon and Ocean Rig Mykonos, were recorded as "Other non-current assets" in the accompanying consolidated balance sheet. These deposits are required by the counterparty due to the market loss in the swap agreements as of December 31, 2010 and 2011.

On December 28, 2010 the final yard installment of $294,569 for the Ocean Rig Corcovado was paid to a suspense account and was recorded as "Other non-current assets" in the accompanying consolidated balance sheet as of December 31, 2010. On January 3, 2011 and in connection with the delivery of Ocean Rig Corcovado, the balance in the suspense account was released to the yard.

On November 22, 2010, Dryships, entered into an option contract with Samsung for the construction of up to four additional ultra-deepwater drillships, which would be "sister-ships" to the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and the Ocean Rig Mykonos, with certain upgrades to vessels design and specifications. The total contractual cost is approximately $608,000, per drillship. The option agreement required Dryships to pay a non-refundable slot reservation fee of $24,756 per drillship, with such fee to be applied towards the drillship contract price if the options are exercised. The option agreement was novated by Dryships to the Company, on December 30, 2010, at a cost of $99,024 which was paid by the Company. During 2011, the Company paid an additional amount of $30,000 to exercise three of the above options and as a result, the slot reservation fee for the three options exercised amounting to $74,268 was transferred to "Advances for rigs and drillships under construction". On May 16, 2011, the Company entered into an addendum to the option agreement for the construction of up to two additional ultra-deepwater drillships with the same contract terms, conditions and specifications as the four optional drillships under the original agreement and to extend the date to exercise the fourth option under the original agreement from November 22, 2011 to January 31, 2012. On January 27, 2012, the Company, entered into a second addendum to the option agreement to further extend the date to exercise the fourth option under the original agreement and the two additional options under the addendum signed in May 2011 from January 31, 2012 to April 2, 2012. The Company has exercised three of six options under the agreement and as a result, has entered into shipbuilding contracts for the three seventh generation, ultra-deepwater drillships with deliveries scheduled in July 2013, September 2013 and November 2013, respectively. The Company may exercise the three remaining newbuilding drillship options at any time on or prior to April 2, 2012, with drillship deliveries ranging from the fourth quarter of 2014 and onwards, depending on when the options are exercised.

Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt Disclosure
Long-term Debt Disclosure

9. Long-term Debt:

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31, 2010	December 31, 2011
Term loans/Credit facilities	$1,285,357	$2,279,167
Senior Notes	0	500,000
Less: Deferred financing costs	(27,810)	(43,402)
Total debt	1,257,547	2,735,765
Less: Current portion	(560,561)	(210,166)
Long-term portion	$696,986	$2,525,599

Senior Notes

On April 27, 2011, the Company issued $500,000 aggregate principal amount of its 9.5% senior unsecured notes due 2016 (the "Notes") offered in a private placement, resulting in net proceeds of approximately $487.5 million. The Notes are unsecured obligations and rank senior in right of payment to any future subordinated indebtedness and equally in right of payment to all of its existing and future unsecured senior indebtedness.

The Notes are not guaranteed by any of the Company's subsidiaries. The Company may redeem some or all of the Notes as follows: (i) at any time and from time to time from April 27, 2014 to April 26, 2015, at a redemption price equal to 104.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption; or (ii) at any time and from time to time from April 27, 2015 at a redemption price equal to 102.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption. Upon a change of control, which occurs if 50% or more of the Company's shares are acquired by any person or group other than DryShips or its affiliates, the noteholders will have an option to require the Company to purchase all outstanding notes at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase. As of December 31, 2011, the Company was in compliance with the bond agreement financial covenants.

The total interest expense and debt amortization cost related to the notes in the Company's consolidated statement of operations for the year ended December 31, 2011 was $32,327 and $2,235, respectively. The contractual semi-annual coupon interest rate is 9.5% per year.

Term bank loans/ Credit facilities

On December 21, 2010, one of the Company's subsidiaries entered into a $325,000 short-term loan facility for the purpose of (i) meeting the ongoing working capital needs of Drillships Hydra Owners Inc.; (ii) financing the partial repayment of existing debt in relation to the purchase of the Ocean Rig Corcovado; and (iii) financing the payment of the final installment associated with the purchase of said drillship. This loan facility was repayable in full in June 2011 and bore interest at a rate of LIBOR plus a margin. The Company drew down the full amount of this loan on January 5, 2011 and repaid the full amount of this loan on April 20, 2011 with borrowings under the $800 million senior secured term loan agreement discussed below.

On April 15, 2011, the Company entered into an $800,000 syndicated secured term loan facility to partially finance the construction costs of the Ocean Rig Corcovado and the Ocean Rig Olympia. This facility has a five-year term and is repayable in 20 quarterly installments, plus a balloon payment payable with the last installment. The facility bears interest at LIBOR plus a margin. The facility is guaranteed by DryShips and Ocean Rig UDW and imposes certain financial covenants on both entities.

On April 27, 2011, the Company entered into an amended agreement with all lenders under its two $562,500 loan agreements to restructure the original agreements. The principal terms of the restructuring are as follows: (i) the maximum amount permitted to be drawn was reduced from $562,500 to $495,000 under each facility; (ii) in addition to the guarantee already provided by Dryships, the Company provided an unlimited recourse guarantee that includes certain financial covenants that apply quarterly to the Company; (iii) the Company was permitted to draw under the facility with respect to the Ocean Rig Poseidon based upon the employment of the drillship under its drilling contract with Petrobras Tanzania, and on April 27, 2011, the cash collateral deposited for this vessel was released; and (iv) the Company was permitted to draw under the facility with respect to the Ocean Rig Mykonos provided it had obtained suitable employment for such drillship no later than August 2011.

On August 10, 2011, the Company amended the terms of its $495,000 credit facility for the construction of the Ocean Rig Mykonos to allow for full draw downs to finance the remaining installment payments for the Ocean Rig Mykonos based on the Petrobras Brazil contract for the Ocean Rig Mykonos and, on August 10, 2011, the cash collateral deposited for the drillship was released. The two $495,000 facilitites bear interest at LIBOR plus a margin and are repayable in eighteen semiannual installments throught December 2020. The amendment also requires that the Ocean Rig Mykonos be re-employed under a contract acceptable to the lenders meeting certain minimum terms and dayrates at least six months, in lieu of 12 months, prior to the expiration of the Petrobras Brazil contract. All other material terms of the credit facility were unchanged.

The outstanding bank loans, are secured by a first priority mortgage over the drillships or drill rigs corporate guarantee, and a first assignment of all freights, earnings, insurances and requisition compensation. The loans contain covenants including restrictions, without the bank's prior consent, as to pay dividends, changes in management and ownership of the vessels, additional indebtedness and mortgaging of vessels, change in the general nature of the Company's business, and maintaining an established place of business in the United States or the United Kingdom. The loans also contain certain financial covenants relating to the Company's financial position and the consolidated financial position of DryShips, operating performance and liquidity. A default situation in DryShips could have a substantial effect on the Company. Should DryShips fail to pay loan installments as they fall due, or otherwise breach its covenants resulting in an event of default, this would result in a cross-default on the Company's facilities. As of December 31, 2011, there was no default situation with respect to the loans of the Company and DryShips was in compliance, had waivers or had the ability to remedy breaches of financial covenants, including loan-to-value ratios relating to its credit facilities. As of December 31, 2011, Dryships was not in compliance with loan-to-value ratios contained in certain of its original loan agreements under which a total of $185,802 was outstanding as of that date and has obtained a waiver of the breach relating to approximately $97,302 million of the outstanding indebtedness until March 31, 2012. As a result, Dryships may be required to prepay indebtedness or provide additional collateral to its lenders in the form of cash or other property in the total amount of $83,009 in order to comply with these ratios, including an amount of $64,384 assumed prepaid upon waiver expiry on March 31, 2012.

Total interest and debt amortization cost incurred on long-term debt for the years ended December 31, 2009, 2010 and 2011 amounted to $57,154, $35,827 and $110,513, respectively, of which $24,457, $35,780 and $57,761 respectively, were capitalized as part of the cost of the drillships under construction. Total interest incurred and amortization of debt issuance cost on long-term debt, net of capitalized interest, are included in "Interest and finance costs" in the accompanying consolidated statement of operations.

The Company's weighted average interest rates on the above loans, credit facilities and Notes were 4.2%, 4.5% and 4.2%, as of December 31, 2009, 2010, 2011 respectively.

Loan movements for Ocean Rig Notes, credit facilities and term loans throughout 2011:

Loan	Loan agreement date	Original Amount	December 31, 2010	New Loans	Repayments	December 31, 2011
Term Bank Loan	April 18, 2011	800,000	-	800,000	-33,333	766,667
Credit Facility	September 17, 2008	1,040,000	675,833		-153,333	522,500
Credit Facility	September 10, 2007	230,000	115,000	-	-115,000	-
Credit Facility	July 18, 2008	1,125,000	194,524	795,476	-	990,000
Credit Facility	December 21, 2010	325,000	-	325,000	-325,000	-
Credit Facility	December 28, 2010	300,000	300,000	-	-300,000	-
Ocean Rig Senior Notes	April 27, 2011	$500,000	-	500,000	-	500,000
			$1,285,357	$2,420,476	($926,666)	$2,779,167

The annual principal payments required to be made after December 31, 2011, including balloon payments, totaling $2,779,167 due through December 2020, are as follows:

2012	$219,167
2013	629,167
2014	176,667
2015	176,667
2016 and thereafter	1,577,499

Total principal payments	2,779,167
Less: Financing fees	(43,402)

Total debt	$2,735,765

Financial Instruments and Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments And Fair Value Measurements

10. Financial Instruments and Fair Value Measurements:

All derivatives are carried at fair value on the consolidated balance sheet at each period end. Balances as of December 31, 2010 and 2011 are as follows:

	December 31, 2010			December 31, 2011

		Foreign			Foreign
		Currency			Currency
	Interest	Forward		Interest	Forward
	Rate Swaps	Contracts	Total	Rate Swaps	Contracts	Total
Current assets	$0	1,538	$1,538	$0	0	$0
Current liabilities	(12,503)	0	(12,503)	(40,727)	0	(40,727)
Non current liabilities	(96,901)	0	(96,901)	(52,025)	0	(52,025)

	$(109,404)	1,538	$(107,866)	$(92,752)	0	$(92,752)

10.1 Interest rate swaps and cap and floor agreements: As of December 31, 2009 and 2010, the Company had outstanding eleven interest rate swap and cap and floor agreements, with a notional amount of $1,285 million and $908 million, respectively, maturing from September 2011 through November 2017. As of December 31, 2011 the Company had outstanding seven interest rate swap and cap and floor agreements, with a notional amount of $989 million maturing from September 2013 through November 2017. These agreements are entered into in order to economically hedge its exposure to interest rate fluctuations.

As of December 31, 2009 and 2010, eight of these agreements did not qualify for hedge accounting and, as such, changes in their fair values are included in the accompanying consolidated statement of operations while three agreements did qualify for hedge accounting and, as such, changes in their fair values were included in other comprehensive income/(loss). Effective January 1, 2011 the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps. As a result, as of December 31, 2011, these agreements do not qualify for hedge accounting and, as such, changes in their fair values are included in the accompanying consolidated statement of operations. In accordance with ASC 815-30-40 the accumulated unrealized loss recorded in Accumulated Other Comprehensive Income/(Loss) for previously designated cash flow hedges, which as of December 31, 2010 amounted to $35,992, is being reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. Consequently, during the year ended December 31, 2011, an amount of $9,816 was reclassified into the statement of operations while an amount of $3,272 was reclassified into other component of Accumulated Other Comprehensive Income/(Loss) since its associated interest expense was capitalized into "Advances for rigs and drillships under construction".

Apart from the unrealized loss discussed above, as of December 31, 2010, Accumulated Other Comprehensive Income/(Loss) also included realized losses on cash flow hedges associated with interest capitalized during prior years under "Advances for rigs and drillships under construction" amounting to $27,776, which according to ASC 815-30-35 is being reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. As a result, during the year ended December 31, 2011, and following the delivery of four drillships discussed in Note 5, an amount of $722 was reclassified into the statement of operations while an amount of $3,272 was reclassified from other component of Accumulated Other Comprehensive Income/(Loss) since this amount is associated with interest expense that was capitalized under "Advances for rigs and drillships under construction". The estimated amount in other comprehensive income of cash flow hedge losses at December 31, 2011 that will be reclassified into earnings within the next twelve months is $14,123.

The fair value of the above mentioned agreements equates to the amount that would be paid by the Company if the agreements were cancelled at the reporting date, taking into account current interest rates and creditworthiness of both the financial instrument counterparty and the Company.

As of December 31, 2010 and 2011, security deposits of $78.6 million and $33.1 million, respectively were paid by the Company and were recorded as "Other non-current assets" in the accompanying consolidated balance sheets. These deposits are required by the counterparty due to the market loss in the swap agreements.

10.2 Foreign currency forward contracts: As of December 31, 2010, the Company had outstanding twelve forward contracts to sell $28 million for NOK 174 million. These agreements were entered into in order to hedge its exposure to foreign currency fluctuations. The fair value of these contracts at December 31, 2010 was an asset of $1,538. As of December 31, 2011 the Company had no outstanding forward contracts.

The change in the fair value of such agreements for the years ended December 31, 2009, 2010 and 2011 amounted to a gain of $2,023 and $1,104 and a loss of $1,538, respectively, and is reflected under "Other, net" in the accompanying consolidated statement of operations.

Tabular disclosure of financial instruments is as follows:

Fair Values of Derivative Instruments in the Statements of Financial Position:

		Asset Derivatives			Liability Derivatives

Derivatives designated as hedging instruments	Balance Sheet Location	December 31,	December 31,	Balance Sheet Location	December 31,	December 31,,
		2010	2011		2010	2011
		Fair value	Fair value		Fair value	Fair value
Interest rate swaps	Financial instruments	$0	0	Financial instruments non current liabilities	(36,523)	$0
Total derivatives designated as hedging instruments		0	0	Total derivatives designated as hedging instruments	(36,523)	0

Derivatives not designated as hedging instruments
Interest rate swaps	Financial instruments-current assets	0	0	Financial instruments-current liabilities	(12,503)	(40,727)
Interest rate swaps	Financial instruments-non current assets	0	0	Financial instruments-non current liabilities	(60,378)	(52,025)
Foreign currency forward contracts	Financial instruments-current assets	1,538		Financial instruments current liabilities	0	0
Total derivatives not designated as hedging instruments		1,538		Total derivatives not designated as hedging instruments	(72,881)	(92,752)
Total derivatives		$1,538	0	Total derivatives	(109,404)	$(92,752)

The Effect of Derivative Instruments on the Statement of Stockholders’ Equity:

	Amount of Gain/(Loss) Recognized in Other Comprehensive Income on Derivative (Effective Portion)
Derivatives designated for cash flow hedging relationships	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011

Interest rate swaps	$9,887	$(27,018)	0
Total	$9,887	$(27,018)	0

No portion of the cash flow hedges shown above was ineffective during 2009 and 2010.
During the years ended December 31, 2009, 2010 and 2011, the losses transferred from other comprehensive income to the statement of operations were nil, nil and $10,538 respectively.

The effect of Derivative Instruments on the Consolidated Statement of Operations:

Derivatives not designated as hedging instruments	Location of Gain or (Loss) Recognized	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Foreign currency forward contracts	Other, net	$2,023	$1,104	($1,538)
Interest rate swaps	Gain/(loss) on interest rate swaps	4,826	(40,303)	(33,455)
Total		$6,849	($39,199)	($34,993)

ASC 815, "Derivatives and Hedging" requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. Effective January 1, 2011 the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps.

The Company recognizes all derivative instruments as either assets or liabilities at fair value on its consolidated balance sheets.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in the accompanying consolidated statement of operations. Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in the accompanying consolidated statement of operations.

The Company enters into interest rate swap transactions to manage interest costs and risk associated with changing interest rates with respect to its variable interest rate loans and credit facilities. The Company enters into foreign currency forward contracts in order to manage risks associated with fluctuations in foreign currencies. All of the Company's derivative transactions are entered into for risk management purposes.

The carrying amounts of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable reported in the consolidated balance sheets approximate their respective fair values because of the short-term nature of these accounts. The carrying value approximates the fair market value for the floating rate loans. The fair value of the interest rate swaps was determined using a discounted cash flow method based on market-based LIBOR swap yield curves, taking into account current interest rates and the creditworthiness of both the financial instrument counterparty and the Company. The fair value of foreign currency forward contracts was based on the forward exchange rates. Senior Notes have a fixed rate and their estimated fair value represents the tradable value of the notes, determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the counter-market). The estimated fair value of the Notes at December 31, 2011 is approximately $462,500.

The guidance for fair value measurement applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories.

Fair value measurements are classified based upon inputs used to develop the measurement under the following hierarchy:

Level 1--Quoted market prices in active markets for identical assets or liabilities.

Level 2--Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3--Unobservable inputs that are not corroborated by market data.

The following table summarizes the valuation of assets and liabilities measured at fair value on a recurring basis as of the valuation date.

	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps-liability position	(92,752)	-	(92,752)	-
Total	$(92,752)	-	(92,752)	$-

Other Non Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities, Noncurrent [Abstract]
Other Non current liabilities
11. Other non-current liabilities:
Pensions in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2010	December 31, 2011
Pension and retirement benefit obligation	$602	$2,546

As of December 31, 2011 the Company has three pension benefit plans, out of a total eight, for 53 onshore employees managed and funded through Norwegian life insurance companies. The pension scheme is in compliance with the Norwegian law on required occupational pension.

The Company uses a January 1 measurement date for net periodic pension cost and a December 31 measurement date for benefit obligations and plan assets.

For defined benefit pension plans, the benefit obligation is the projected benefit obligation, the actuarial present value, as of the Company's December 31 measurement date, of all benefits attributed by the pension benefit formula to employee service rendered to that date. The amount for benefit to be paid depends on a number of future events incorporated into the pension benefit formula, including estimates of the average life of employees/survivors and average years of service rendered. It is measured based on assumptions concerning future interest rates and future employee compensation levels.

The following table presents the change in the projected benefit obligation for the years ended:

	2010	2011

Projected benefit obligation at January 1	$8,898	$8,097
Service cost for benefits earned	2,021	1,445
Interest cost	334	329
Settlement	(2,984)	0
Actuarial gains	149	539
Benefits paid	(72)	(87)
Payroll tax of employer contribution	(104)	(57)
Foreign currency exchange rate changes	(145)	(346)

Projected benefit obligation at end of year	$8,097	$9,920

The following table presents the change in the value of plan assets for the years ended December 31, 2010 and 2011 and the plans’
funded status at December 31:

	2010	2011

Fair value of plan assets at January 1,	$9,286	$7,495
Expected return on plan assets	395	356
Actual return on plan assets	(760)	(604)
Employer contributions	741	406
Settlement	(1,986)	(87)
Foreign currency exchange rate changes	(181)	(192)

Fair value of plan assets at end of year	$7,495	$7,374

Unfunded status at end of year	$(602)	$(2,546)

Amounts included in accumulated Other Comprehensive Income/(Loss) that have not yet been recognized in net periodic benefit cost are listed below:
	December 31,
	2009	2011	2011

Net actuarial loss	$2,622	$3,046	$2,104
Defined benefit plan adjustment, net of tax $0	$2,622	$3,046	$2,104

The accumulated benefit obligation for the pension plans represents the actuarial present value of benefit based on employee service and compensation as of a certain date and does not include an assumption about future compensation levels. The accumulated benefit obligation for the pension plans at December 31, 2009, 2010 and 2011 was $6,265, $2,995 and $7,037, respectively.

The net periodic pension cost recognized in the consolidated statements of operations was $3,652, $2,008 and $1,534 for the years ended December 31, 2009, 2010 and 2011, respectively.

The following table presents the components of net periodic pension cost:

	December 31,
	2009	2010	2011

Expected return on plan assets	$(378)	$(395)	$(356)
Service cost	4,121	2,021	1,445
Interest cost	280	334	329
Amortization of actuarial loss	168	47	116
Settlement	(539)	1	0

Net periodic pension cost	$3,652	$2,008	$1,534

The table below presents the components of changes in Plan Assets and Benefit Obligations recognized in Other Comprehensive Income/ (Loss):

	December 31,
	2009	2010	2011

Net actuarial loss/ (gain)	$(1,091)	$1,101	$234
Prior service cost/ (credit)	777	(1,020)	1,132
Amortization of actuarial loss	(256)	(506)	(424)

Total defined benefit plan adjustments net of tax $0	$(570)	$(425)	$942

The estimated net loss for pension benefits that will be amortized from Accumulated Other Comprehensive Income/(Loss) into the periodic benefit cost for the next fiscal year is $183.

Pension obligations are actuarially determined and are affected by assumptions including expected return on plan assets. As of December 31, 2011 contributions amounting to $405 in total, have been made to the defined benefit pension plan.

The Company evaluates assumptions regarding the estimated long-term rate of return on plan assets based on historical experience and future expectations on investment returns, which are calculated by an unaffiliated investment advisor utilizing the asset allocation classes held by the plan's portfolios. Changes in these and other assumptions used in the actuarial computations could impact the Company's projected benefit obligations, pension liabilities, pension cost and other comprehensive income.

The Company bases its determination of pension cost on a market-related valuation of assets that reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return based on the market-related value of assets.

The following are the weighted–average assumptions used to determine net periodic pension cost:

	December 31, 2009	December 31, 2010	December 31, 2011
Weighted average assumptions
Expected return on plan assets	5.70%	5.40%	4.10%
Discount rate	4.50%	4.00%	2.60%
Compensation increases	4.50%	4.00%	3.50%

The Company's investments are managed by the insurance company Storebrand by using models presenting many different asset allocation scenarios to assess the most appropriate target allocation to produce long-term gains without taking on undue risk. US GAAP standards require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The following table set forth the pension assets at fair value as of December 31, 2010 and 2011:

	December 31,
	2010	2011
Share and other equity investments	$1,214	$1,123
Bonds and other security – fixed yield	1,289	3,402
Bonds held to maturity	1,889	1,261
Properties and real estate	1,207	1,279
Money market	668	78
Other	1,228	231

Total plan net assets at fair value	$7,495	$7,374

The law requires a low risk profile; hence the majority of the funds are invested in government bonds and high-rated corporate bonds.

Investments are stated at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. If no sale was reported on that date, they are valued at the last reported bid price. Investments in securities not traded on a national securities exchange are valued using pricing models, quoted prices of securities with similar characteristics or discounted cash flows.

Alternative investments, binding investment in private equity, private bonds, hedge funds, and real assets, do not have readily available marked values. These estimated fair values may differ significantly from the values that would have been used had a ready market for these investments existed, and such differences could be material. Private equity, private bonds, hedge funds and other investments not having an established market are valued at net assets values as determined by the investment managers, which management had determined approximates fair value. Investments in real assets funds are stated at the aggregate net asset value of the units of these funds, which management has determined approximate fair value. Real assets are valued at amounts based upon appraisal reports prepared by appraisals performed by the investment managers, which management has determined approximate fair value.

Purchases and sales of securities are recorded as of the trade date. Realized gains and losses on sales of securities are determined on the basis of average cost. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

The major categories of plan assets as a percentage of the fair value of plan assets are as follows:

	As of December 31,
	2009	2010
Shares and other equity instruments	16%	15%
Bonds	42%	64%
Properties and real estate	16%	17%
Other	26%	4%

Total	100%	100%

The US GAAP standards require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The US GAAP standards establish a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Tiers include three levels which are explained below:

Level 1:

Financial instruments valued on the basis of quoted priced for identical assets in active markets. This category encompasses listed equities that over the previous six months have experienced a daily average turnover equivalent to approximately $ 3,462 or more. Based on this, the equities are regarded as sufficiently liquid to be encompassed by this level. Bonds, certificates or equivalent instruments issued by national governments are generally classified as level 1. In the case of derivatives, standardized equity-linked and interest rate futures will be encompassed by this level.

Level 2:

Financial instruments valued on the basis of observable market information not covered by level 1. This category encompasses financial instruments that are valued on the basis of market information that can be directly observable or indirectly observable. Market information that is indirectly observable means that prices can be derived from observable, related markets. Level 2 encompasses equities or equivalent equity instruments for which market prices are available, but where the turnover volume is too limited to meet the criteria in level 1. Equities on this level will normally have been traded during the last month. Bonds and equivalent instruments are generally classified as level 2. Interest rate and currency swaps, non-standardized interest rate and currency derivatives, and credit default swaps are also classified as level 2. Funds are generally classified as level 2, and encompass equity, interest rate, and hedge funds.

Level 3:

Financial instruments valued on the basis of information that is not observable pursuant to by level 2. Equities classified as level 3 encompass investments in primarily unlisted/private companies. These include investments in forestry, real estate and infrastructure. Private equity is generally classified as level 3 through direct investments or investments in funds. Asset backed securities (ABS), residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS) are classified as level 3 due to their generally limited liquidity and transparency in the market.

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$658	$0	$0	$658
Non-US Equities	157	0	308	465
Fixed Income:
Government Bonds	2,891	549	0	3,440
Corporate Bonds	978	245	0	1,223
Alternative Investments:
Hedge funds and limited partnerships	0	231	0	231
Cash and cash equivalents	78	0	0	78
Real Estate	0	0	1,279	1,279

Net Plan Net Assets	$4,762	$1,025	$1,587	$7,374

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$531	$0	$132	$663
Non-US Equities	551	0	0	551
Fixed Income:
Government Bonds	2,336	842	0	3,178
Corporate Bonds	982	0	0	982
Alternative Investments:
Hedge funds and limited partnerships	0	225	0	225
Cash and cash equivalents	668	0	0	668
Real Estate	0	0	1,206	1,206
Other	22	0	0	22

Net Plan Net Assets	$5,090	$1,067	$1,338	$7,495

The tables below set forth a summary of changes in the fair value of the pension assets classified as level 3 assets for the years ended December 31, 2010 and 2011.

	Year ended December 31,
	2010	2011

Balance, beginning of year	$1,561	$1,338
Actual return on plan assets:
Assets still held at reporting date	74	177
Purchases, sales, issuances and settlements (net)	(297)	72

Net Plan Net Assets	$1,338	$1,587

The following pension benefits contributions are expected to be paid by the Company during the years ending:

December 31, 2012	$64
December 31, 2013	89
December 31, 2014	127
December 31, 2015	127
December 31, 2016-2021	1,656

Total pension payments	$2,063

The Company's estimated employer contribution to the define benefit pension plan for the fiscal year 2012 is $986.

The Company has a defined contribution pension plan that include 521 employees. The contribution to the defined contribution pension plan for the year 2011 was $3,738. The contribution to the defined contribution pension plan for the years 2010 and 2009 was $1,775 and $104 respectively.

Common Stock and Additional Paid-in Capital	12 Months Ended
Dec. 31, 2011
Common Stock, Preferred Stock and Additional Paid-in Capital
Common Stock, Preferred Stock and Additional Paid-in Capital

12. Common Stock and Additional Paid-in Capital:

General

Prior to December 8, 2010, the Company's authorized capital stock consisted of 500 common shares, par value $20.00 per share. During December 2010, the Company adopted, amended and restated articles of incorporation pursuant to which its authorized capital stock consisted of 250,000,000 common shares, par value $0.01 per share; and (ii) declared and paid a stock dividend of 103,125,000 shares of its common stock to its sole shareholder, DryShips. On December 21, 2010 the Company completed through a private placement the sale of an aggregated of 28,571,428 common shares at $17.50 per share. The proceeds from the private placement net of directly attributable costs of $11,699 were $488,301. The stock dividend has been accounted for as a stock split. As a result, the Company reclassified approximately $1,021 from APIC to common stock, which represents the par value per share of the shares issued. All previously reported share and per share amounts have been restated to reflect the stock dividend.

On April 15, 2011, the Company's Special Meeting of Shareholders approved an increase in the Company's authorized share capital to 1,000,000,000 common shares, and 500,000,000 preferred shares.

On December 6, 2011, the Company announced that its board of directors had approved a repurchase program for up to a total of $500,000 million of the Company's common shares and 9.5% senior unsecured notes due 2016 (Note 9). Company's common shares and unsecured notes may be purchased under the program from time to time through December 31, 2013. As of December 31, 2011 the Company had not purchased any common shares or unsecured notes under the program described above.

Accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Income Loss [Text Block]

13. Accumulated other comprehensive loss:

The amounts in the accompanying balance sheets are analyzed as follows:

	Year ended December 31,
	2010	2011
Cash flows hedges unrealized loss	(35,992)	(22,904)
Cash flows hedges realized loss	(27,776)	(30,326)
Actuarial pension gain	3,046	2,104
Total	(60,722)	(51,126)

Drilling Rigs and Drillships Operating Expenses	12 Months Ended
Dec. 31, 2011
Voyage Vessel Drilling Rig Operating Expenses [Abstract]
Voyage Vessel Drilling Rig Operating Expenses Disclosure [Text Block]
14. Drilling rigs and drillships operating expenses:
The amounts of drilling rigs and drillships operating expenses in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
	2009	2010	2011
Crew wages and related costs	$76,957	$60,540	$147,331
Insurance	7,869	7,918	20,250
Repairs and maintenance	48,430	50,911	114,252

Total	$133,256	$119,369	$281,833

Interest and Finance Costs	12 Months Ended
Dec. 31, 2011
Interest And Finance Costs [Abstract]
Interest And Finance Costs Disclosure

15. Interest and finance Costs:
The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Twelve-month period December 31,
	2009	2010	2011
Interest costs on long-term debt	$52,450	$30,749	$$87,505
Amortization of financing fees	4,704	5,078	23,008
Amortization of unrealized hedge reserve (Note 10.1)	0	0	9,816
Capitalized borrowing costs	(24,457)	(35,780)	(57,761)
Bank charges	6,269	1,997	2,006
Commissions and commitment fees	7,154	6,374	4,408
Total	$46,120	$8,418	$68,982

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Tax Disclosure [Text Block]

16. Income Taxes:

Ocean Rig UDW operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which the Company operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.

The components of the Company income/(losses) before taxes are as follows:

	Year Ended December 31,
	2009	2010	2011
Domestic Income/(loss) (Marshall Islands)	(370,007)	174,794	190,940
Foreign Income/ (Loss)	498,558	(19,597)	(68,214)

Total income before taxes	$128,551	$155,197	$122,726

The components of the Company's tax expense were as follows:

	Year Ended December 31,
	2009	2010	2011

Current Tax expense	$12,797	$20,227	$27,637
Deferred Tax expense / (benefit)	0	209	(209)
Income taxes	12,797	$20,436	$27,428

Effective tax rate	10%	13%	21%

The current tax expense is mainly related to withholding tax based on total contract revenue or bareboat fees. In 2011 approximately 92% of the current tax expense was related to withholding tax in Ghana, Tanzania and Turkey. In 2010 approximately 95% of the current tax expense was related to withholding tax in Ghana and Turkey, while in 2009 approximately 89% of the current tax expense was related to withholding tax in Ghana.

Taxes have not been reflected in Other Comprehensive income since the valuation allowances would result in no recognition of deferred tax.

Up to December 15, 2009, when a corporate reorganization occurred, Ocean Rig UDW's drilling operations were consolidated in Ocean Rig ASA, a company incorporated and domiciled in Norway. Subsequently, many of the activities and assets have moved to jurisdictions that do not have corporate taxation. As a result, net deferred tax assets were reversed in 2009. The net deferred tax assets of $91.6 million consisted of gross deferred tax assets of $105.1 million net of gross deferred tax liabilities of $13.5 million. However, a corresponding amount ($91.6 million) of valuation allowance was also reversed. As a result, there was no impact on deferred tax expense for the change of tax status of these entities in 2009.

Reconciliation of total tax expense:

	Year Ended December 31,
	2009	2010	2011
Change in valuation allowance	(93,358)	(14,922)	(41,870)
Differences in tax rates	138,865	14,177	(3,288)
Effect of permanent differences	21,317	40	2
Adjustments in respect to current income tax of previous years	0	281	(766)
Effect of exchange rate differences	(65,472)	1,465	(3,318)
Withholding tax	11,445	19,395	26,132
Loss of tax loss carry forward because of liquidation	0	0	50,536

Total	$12,797	$20,436	$27,428

Ocean Rig UDW has for 2011 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2010 and 2011, most of its activities were in Marshall Islands with tax rate of zero.

Ocean Rig UDW is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect. The significant components of deferred tax assets and liabilities are as follow:

	Year Ended December 31,
	2010	2011
Deferred tax assets
Net operations loss carry forward	$49,707	$8,015
Accrued expenses	944	0
Accelerated depreciation of assets	8	31
Pension	157	713

Total deferred tax assets	$50,816	$8,759

Less: valuation allowance	(50,630)	(8,759)
Total deferred tax assets, net	186	0

Deferred tax liabilities
Depreciation and amortization	$(395)	$0

Total deferred tax liabilities	$(395)	$0

The amounts above are reflected in the Consolidated Balance Sheet as follows:
Net deferred tax assets/ (liability)	$(209)	$0

Long-term net deferred tax assets (liabilities)	$(209)	$0

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses (“NOL”) incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2011, the valuation allowance for deferred tax assets is reduced from $50,630 in 2010 to $8,759 in 2011 reflecting a reduction in net deferred tax assets during the period. The decrease is primarily a result of the reduction of deferred tax asset due to utilization or loss of tax loss carry forwards in Norway and in Cyprus in 2011.

As of December 31, 2011 the net operating losses on a gross basis are $25,594 and are mainly related to losses in Norway, Brazil and Greenland. These losses are available indefinitely for offset against future taxable profits of the company in which the losses arose.

The Company's income tax returns are subject to review and examination in the various jurisdictions in which the Company operates. Currently one tax audit is open. The Company may contest any tax assessment that deviates from its tax filing. However, this review is not expected to incur any tax payables and uncertain tax positions are regarded as immaterial.

Our tax returns in the major jurisdictions in which the Company operates, are generally subject to examination for periods ranging from three to six years.

The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense. During the year ended December 31, 2009, 2010 and 2011, the company had no unrecognized tax benefits and did not incur any interest or penalties.

Ocean Rig UDW, and/or one of its subsidiaries, filed federal and local tax returns in several jurisdictions throughout the world. The amount of current tax benefit recognized during the years ended December 31, 2010 and 2011 from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant. All earnings in foreign jurisdictions are permanently reinvested as the earnings are needed for working capital need. Hence, no deferred tax liability has been recognized.

Geographic Information for Offshore Drilling Operations	12 Months Ended
Dec. 31, 2011
Segment Information
Segment Information
17. Geographic information for offshore drilling operations

The revenue shown in the table below is revenue per country based upon the location where the drilling takes place:
	2009	2010	2011

Ghana	$230,815	$227,649	$230,018
Turkey	-	176,228	50,183
Norway	123,306	(715)	-
Brazil	-	-	(617)
UK	19,404	-	-
Greenland	-	-	253,125
Ivory Coast	-	-	89,686
Tanzania	-	-	78,424
Total leasing and service revenues	$373,525	$403,162	$700,819

The drilling units Leiv Eiriksson, Eirik Raude, Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos constitute the Company's long lived assets.

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure
Commitments And Contingencies Disclosure

18. Commitments and Contingencies

18.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the drilling business.

The Company has obtained insurance for the assessed market value of the rigs and drillships. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one, but is effective after 45 days' off-hire. The occurrence of casualty or loss, against which the Company is not fully insured, could have a material adverse effect on the Company's results of operations and financial condition. The insurance covers approximately one year for the loss of hire.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

The Company's drilling rig, Leiv Eiriksson, operated in Angola during the period from 2002 to 2007. The Company's manager in Angola during this period has made a legal claim for reimbursement of import/export duties for two export/importation events in the period from 2002 to 2007 retroactively levied by the Angolan government. The Court set a date of March 16, 2012 for a conference of the parties with the Court to determine the course of the proceedings. As Ocean Rig UDW has formally disputed all claims in relation to the potential duties, no provision has been made. The maximum amount of loss is estimated to be approximately $9 million in addition to interest, fees and costs.

On October 13, 2011, a putative shareholder class action lawsuit entitled Litwin v. OceanFreight, Inc. et. al. was filed in the United States District Court for the Southern District of New York (the "S.D.N.Y") against OceanFreight, the Company, Dryships Inc, Pelican Stockholdings Inc. ("Pelican") and the directors of OceanFreight (collectively, the "Defendants"). The plaintiff alleges violations of Commission proxy rules and breach of fiduciary duties by the directors of the OceanFreight, purportedly aided and abetted by the other Defendants, in connection with OceanFreight's agreement to merge with Pelican, a wholly-owned subsidiary of DryShips. The complaint set out various alternatives remedies, including an injunction barring the merger, rescission, and /or actual and punitive damages. The plaintiff made a motion for a temporary restraining order and preliminary injunction to delay the merger, which was denied on November 2, 2011. On or about January 10, 2012, the plaintiff filed a formal Notice of Voluntary Dismissal of her action on this matter. The Company deems this case formally closed.

Except for the matters discussed above, the Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.

18.2 Purchase obligations:

The following table sets the Company's contractual purchase obligations as of December 31, 2011:

Obligations:	2012	2013	2014	Total

Drillship Shipbuilding contracts	-	1,096,826	-	1,096,826
Total obligations	$-	$1,096,826	$-	$1,096,826

18.3 Rental payments

Ocean Rig AS entered into two new three year office lease agreements with an unrelated party which commenced on September 1, 2011 and October 1, 2011. These leases include an option for an additional two and three year term, which must be exercised at least six months prior to the end of the term of the contracts which expire in September and October 2014. The Company also entered into a three-year office lease with a third party in Nicosia, Cyprus which commenced on September 1, 2010 and expires in 2014. The lease agreements relating to office space are considered to be operational lease contracts. As of December 31, 2011, the future obligations amount to $1,241 for the twelve months ending December 31, 2012, $1,241 for twelve months ending December 31, 2013 and $895 for twelve months ending December 31, 2014.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

19. Subsequent Events:

19.1 On January 23, 2012 the Company announced that it has signed a new drilling contract for its semisubmersible drilling rig Eirik Raude with an independent operator, for work offshore West Africa. The maximum total revenue backlog, to complete the 3 well program is estimated at $52 million for a period of 60 days. The new contract will commence in direct continuation after the completion of the existing Eirik Raude contract. The operator has an option to drill one additional well for an estimated duration of 20 days.

19.2 On February 2 and 9, 2012, the Company entered into two interest rate swaps agreements for a total notional amount of $700.0 million maturing on April 2016. These agreements were entered into in order to hedge the Company's exposure to interest rate fluctuation by fixing interest rates at 0.8925% up to April 2016.

19.3 On February 6, 2012 the Company announced that it has signed a new drilling contract for its semisubmersible drilling rig Leiv Eiriksson with a consortium coordinated by RigManagement Norway for drilling in the Norwegian Continental Shelf. The maximum total revenue backlog is estimated at $653 million for a minimum period of 1070 days. The new contract is a well-based contract for 15 wells and is scheduled to commence in the fourth quarter of 2012 or the first quarter of 2013.The contract includes three options of 6 wells each that have to be exercised well in advance of the expiry of the firm period.